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                                   EXHIBIT 4.1

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NUMBER                                                                                                                  COMMON STOCK
       ------------


                                              FIRST FEDERAL BANC OF THE SOUTHWEST, INC.
                                        INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT



IS THE OWNER OF

                          FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE OF

FIRST FEDERAL BANC OF THE SOUTHWEST, INC. (the "Corporation"), a Delaware corporation. The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. THIS SECURITY IS NOT A DEPOSIT OR
ACCOUNT AND IS NOT FEDERALLY INSURED OR GUARANTEED.

        IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by its duly authorized officers and has caused its corporate seal to be hereunto affixed.


DATED
       ------------------------------------




--------------------------------------------                       -------------------------------------------------------------
Ronald D. Rogers, Secretary                                        Aubrey L. Dunn, Jr., President and Chief Executive Officer

                                                               [Seal]
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                                              FIRST FEDERAL BANC OF THE SOUTHWEST, INC.

        The shares represented by this certificate are issued subject to all the provisions of the certificate of incorporation and bylaws of FIRST FEDERAL BANC OF THE SOUTHWEST, INC.. (the "Corporation") as from time to time amended (copies of which are on file at the principal executive offices of the Corporation).

        The Corporation will furnish to any stockholder upon request and without charge a full statement of the powers, designations, preferences and relative participating, optional or other special rights of each authorized class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, to the extent that the same have been fixed, and of the authority of the board of directors to designate the same with respect to other series. Such request may be made to the Corporation or to its transfer agent and registrar.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                                  UNIF GIFT MIN ACT           Custodian          Under Uniform Gift to Minors Act -
                                                    ---------           --------                                    ----------------
                                                      (Cust)             (Minor)                                    (State)

                                  UNIF GIFT MIN ACT           Custodian          Under Uniform Gift to Minors Act -
                                                    ---------           --------                                    ----------------
                                                      (Cust)             (Minor)                                    (State)


TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common


                               Additional abbreviations may also be used though not in the above list.
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For Value Received, _____ hereby sell, assign and transfer unto



PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

------------------------------
------------------------------


________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________
_______________________________________________________________________
_______________________________________________________________________ Shares
of Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.


Dated _______________________________




                              __________________________________________________
                      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                              WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER